SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

October 16, 2002

ALLIANCE DATA SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

17655 WATERVIEW PARKWAY

DALLAS, TEXAS 75252

(Address and Zip Code of Principal Executive Offices)

(972) 348-5100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

                    On October 16, 2002, Alliance Data Systems Corporation issued a press release to announce earnings results for the third quarter of 2002. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                    The following financial statements, pro forma financial information and exhibits, if any, are being provided as part of this report in accordance with the instructions to this item.

                    (a)                FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                                         None.

                    (b)               PRO FORMA FINANCIAL INFORMATION.

                                         None.

                    (c)                EXHIBITS.

                                         99.1 Press Release, dated October 16, 2002, in connection with the earnings announcement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: October 16, 2002	By: /s/ Edward J. Heffernan
Edward J. Heffernan Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release, dated October 16, 2002, in connection with earnings announcement.